Exhibit 99.1

                           VITRIX, INC. AND SUBSIDIARY

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Vitrix, Inc. (the "Company") for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas S.
Bednarik, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Thomas S. Bednarik
----------------------------------------
Thomas S. Bednarik
President and Chief Executive Officer
February 12, 2003

                                    (CONT'D)

                           VITRIX, INC. AND SUBSIDIARY

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Vitrix, Inc. (the "Company") for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig J. Smith, Vice President - Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Craig J. Smith
-------------------------------------------
Craig J. Smith
Vice President - Finance and Administration
and Chief Financial Officer
February 12, 2003

I, THOMAS S. BEDNARIK, President and Chief Executive Officer of Vitrix, Inc. (the "Company"), certify that:

     (1) I have reviewed this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading; and

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

Dated: February 12, 2003

By: /s/ Thomas S. Bednarik
    ----------------------------------------
    Thomas S. Bednarik
    President and Chief Executive Officer

I, CRAIG J. SMITH, Vice President--Finance and Administration and Chief Financial Officer of Vitrix, Inc. (the "Company"), certify that:

     (1) I have reviewed this Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002 (the "Report");

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading; and

     (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

Dated: February 12, 2003

By: /s/ Craig J. Smith
    --------------------------------------------
    Craig J. Smith
    Vice President -- Finance and Administration
    and Chief Financial Officer